CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated September 23, 2011 relating to the financial statements and financial highlights which appears in the July 31, 2011 Annual Report to Shareholders of Fifth Third All Cap Value Fund, Fifth Third Disciplined Large Cap Value Fund, Fifth Third High Yield Bond Fund, Fifth Third International Equity Fund, Fifth Third LifeModel Aggressive FundSM, Fifth Third LifeModel Conservative FundSM, Fifth Third LifeModel Moderate FundSM, Fifth Third LifeModel Moderately Aggressive FundSM, Fifth Third LifeModel Moderately Conservative FundSM, Fifth Third Micro Cap Value Fund, Fifth Third Mid Cap Growth Fund, Fifth Third Quality Growth Fund, Fifth Third Short Term Bond Fund, Fifth Third Small Cap Value Fund, Fifth Third Strategic Income Fund and Fifth Third Total Return Bond Fund (16 of the funds constituting Fifth Third Funds), which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings "Financial Statements and Experts", "Financial Highlights, Touchstone Micro Cap Value Fund, Touchstone Small Company Value Fund, Touchstone International Value Fund, Touchstone Strategic Income Fund" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

June 15, 2012

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated May 16, 2012, relating to the financial statements and financial highlights which appears in the March 31, 2012 Annual Reports to Shareholders of Old Mutual Barrow Hanley Value Fund, (one of the funds constituting Old Mutual Funds II) which are also incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated September 22, 2011, relating to the financial statements and financial highlights which appear in the July 31, 2011 Annual Reports to Shareholders of Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio and Old Mutual Asset Allocation Moderate Growth Portfolio, (four of the funds constituting Old Mutual Funds I) which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings "Financial Statements and Experts", "Financial Highlights, Touchstone Value Fund", "Financial Highlights, Touchstone Growth Allocation Fund, Touchstone Moderate Growth Allocation Fund, Touchstone Balanced Allocation Fund and Touchstone Conservative Allocation Fund" and "Financial Highlights, Touchstone Micro Cap Value Fund, Touchstone Small Company Value Fund, Touchstone International Value Fund, Touchstone Strategic Income Fund" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

June 15, 2012

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us